                       ANNUAL REPORT December 31, 1996


                       Pacific Advisors Fund Inc. [LOGO]


                                    INCOME
                                     FUND



DISTRIBUTOR
         PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
         206 NORTH JACKSON STREET, SUITE 201
         GLENDALE, CALIFORNIA 91206
         (800) 989-6693

                            DEAR FELLOW SHAREHOLDERS



Stronger than expected economic growth surprised investors in early 1996. As concerns about inflation grew, long-term interest rates increased from near 6% to over 7% by mid year. In the late summer interest rates retreated and settled into a range of 6.5-6.75% through year end. The volatility and uncertainty experienced in the bond market during 1996 required a more defensive investment strategy to protect capital.

         Pacific Advisors Income Fund ("Fund") was impacted by this rise in interest rates and had a total return of 1.78%, for the twelve months ending December 31, 1996. The investment results are based on shares purchased at the offering price, after deducting the Fund's current maximum sales charge, on January 1, 1996 and held through December 31, 1996, with all dividends and capital gains reinvested and after expense reimbursements. The Lehman Intermediate and Long-term Treasury-Bond indexes, which are unmanaged indices of total returns for government bonds, were 3.97% and -0.78% respectively, for this same period.

         As interest rates increased during the first half of the year, the market reacted to the inability of the U.S. Government to resolve its budget problems and to data which suggested economic growth was better than expected. This created concerns that inflation, especially in wages, could become a problem. Interest rates on long-term bonds went from under 6% to over 7% by mid year. The Fund responded to these interest rate increases by reducing its average maturity from 3.7 years in December 1995 to approximately 2.4 years -- a defensive investment strategy to minimize the potential loss of capital during this period of economic uncertainty.

         Interest rates began to decline late in the summer as inflation concerns receded. However, the volatility in interest rates continued in a trading range of 6.5- 6.75% for the remainder of the year. The stronger U.S. economy may still force interest rates higher because of inflation concerns, but we do not expect inflation to be a long-term problem because of competition from the global labor market. Other factors which may cause interest rates to increase would be the desire to attract capital in reaction to higher interest rates in international markets, and the inability of the U.S. Government to reduce entitlement spending in the Federal budget. With these economic uncertainties we would expect interest rates to remain somewhat volatile for the near term.

         The Fund will continue to maintain a defensive investment strategy during this period of uncertainty. When it becomes more clear that the economy is slowing down and as prospects for a recession increase, we would expect long-term interest rates to decline. At that time, the Fund will seek to buy bonds with higher coupons and increase its equity position. Meanwhile, we expect the equity markets will continue to correct and provide better buying opportunities. The equity position in the Fund was 17.83% at year end.

         On December 31, 1996, MMG Money Management Group, Inc. resigned as Sub-adviser to the Fund. Since its resignation, the Investment Manager has been managing the Fund. Since its resignation, the Fund has been actively managed by Pacific Global Investment Management Company pursuant to its Investment Management Agreement with the Fund. A number of investment grade corporate bonds including Barnett Bank, Nations Bank, Citicorp and General Motors Acceptance Corporation have been added to the Fund. The equity position in the Fund has also increased to 23% with the addition of strong blue chip companies such as Gillette, General Electric and Mobil Corporation. We believe these securities will do well in this uncertain economy.

         We believe that the long-term outlook for bonds remains favorable. We continue to believe that the Fund's investment strategy will provide good returns without significant volatility or market risk. This is consistent with the Fund's objective, to provide current income and capital appreciation while conserving capital. Please contact your financial adviser or Pacific Advisors Fund Inc., if you have questions or would like more information on the Fund.

                                        Respectively submitted,


                                        /s/ George A. Henning


                                        George A. Henning
                                        Chairman



                     CHANGE IN VALUE OF $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Income Fund on February 8, 1993 compared to the growth of the Lehman T-Bond Index, Intermediate.

PACIFIC ADVISORS
INCOME FUND

                                  Income           Lehman
                     Year          Fund         T-Bond (Int.)
                     ------       -------       -------------
Average Annual       Dec-92        10,000          10,000
Total Return         Dec-93        10,121          10,826
for period ending    Dec-94        10,221          10,604
December 31, 1996    Dec-95        11,446          12,140
                     Dec-96        11,650          12,622
One Year
1.78%

Inception
(2/8/93)
3.88%

* Reflects the deduction of the 4.75% maximum sales charge and assumes all distributions were reinvested at net asset value and after expense reimbursements. The results show annualized returns for 1993, since February 8, 1993 was the inception date of the Fund.
        The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.
        Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996

                                                           Par Value/Shares           Value
U.S. GOVERNMENT OBLIGATIONS  (49.39%)
U.S. Treasury Notes  (49.39%)
         U.S. Treasury Note  5.750%  09/30/97                      $ 75,000        $ 74,953
         U.S. Treasury Note  6.000%  09/30/98                        50,000          50,063
         U.S. Treasury Note  6.500%  08/15/97                        15,000          15,066
         U.S. Treasury Note  6.500%  04/30/97                       100,000         100,281
         U.S. Treasury Note  7.125%  02/29/00                        45,000          46,322
         U.S. Treasury Note  7.750%  11/30/99                       115,000         120,103
         U.S. Treasury Note  7.875%  11/15/04                        85,000          92,756
         U.S. Treasury Note  5.750%  10/31/00                       100,000          98,687
-------------------------------------------------------------------------------------------
                                                                                    598,231
-------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                                   598,231
                                                                                    =======
COMMON STOCK  (15.29%)
Apparel  (1.24%)
         Gap Inc.                                                       500          15,063
-------------------------------------------------------------------------------------------
Building Products Retail/Wholesale  (0.83%)
         Home Depot, Inc.                                               200          10,025
-------------------------------------------------------------------------------------------
Diversified Companies  (3.18%)
         Dial Corporation                                             1,600          23,600
         Viad Corp.                                                     900          14,850
-------------------------------------------------------------------------------------------
                                                                                     38,450
-------------------------------------------------------------------------------------------
Health Services  (2.21%)
         Mid Atlantic Medical Services, Inc.*                         2,000          26,750
-------------------------------------------------------------------------------------------
Insurance  (3.45%)
         Gainsco Inc.                                                 1,909          18,374
         Oxford Health Plans*                                           400          23,425
-------------------------------------------------------------------------------------------
                                                                                     41,799
-------------------------------------------------------------------------------------------
Investment Trusts  (2.20%)
         Blackrock Target Term Trust                                  3,000          26,625
-------------------------------------------------------------------------------------------

* Non-income producing



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                           Par Value/Shares          Value
COMMON STOCK CONTINUED

Real Estate Investment Trusts (REIT)  (2.18%)
         Bradley Real Estate Inc.                                                       700     $   12,600
         Franchise Finance Corp of America                                              500         13,812
----------------------------------------------------------------------------------------------------------
                                                                                                    26,412
----------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK                                                                                 185,124
                                                                                                   =======
CORPORATE BONDS  (9.48%)
Commercial Bank  (3.66%)
         Nations Bank  5.125%  09/15/98                                          $   45,000         44,258
----------------------------------------------------------------------------------------------------------
Financial Services  (3.61%)
         International Bank Reconstruction & Development  8.64%  06/18/01            25,000         27,092
         Salomon, Inc  variable rate  09/30/03                                       20,000         16,650
----------------------------------------------------------------------------------------------------------
                                                                                                    43,742
----------------------------------------------------------------------------------------------------------
Industrial Goods And Equipment  (2.21%)
         Union Texas Petroleum                                                       25,000         26,769
----------------------------------------------------------------------------------------------------------
Total Corporate Bonds                                                                              114,769
                                                                                                   =======
PREFERRED STOCK  (2.39%)
Insurance  (1.08%)
         UNUM Corp 8.80% PFD Series A                                                   500         13,125
----------------------------------------------------------------------------------------------------------
Telecommunications  (1.31%)
         GTE 8.75% PFD Series B                                                         600         15,825
----------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK                                                                               28,950
                                                                                                   =======

TOTAL INVESTMENT SECURITIES  (76.55%)                                                           $  927,074

SHORT-TERM INVESTMENTS (22.60%)
         United Missouri Bank Money Market Fund                                                    273,726

OTHER ASSETS LESS LIABILITIES  (0.85%)                                                              10,350
                                                                                                   =======

TOTAL NET ASSETS  (100%)                                                                        $1,211,150
==========================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996

ASSETS
         Investment securities at market value (cost: $903,624)                $  927,074
         Short-term investments, at cost, which is equivalent to market           273,726
         Receivable from Investment Manager (Note 3)                               21,076
         Other assets                                                               6,894
         Accrued income receivable                                                 10,160
         Receivable for capital shares sold                                           701
         Organizational expenses, net of amortization (Note 1)                     12,873
                                                                               ----------
         Total assets                                                           1,252,504
                                                                               ----------

LIABILITIES
         Payable for investments purchased                                         27,334
         Payable to Investment Manager (Note 1)                                    12,873
         Accrued expenses                                                           1,147
                                                                               ----------
         Total liabilities                                                         41,354
                                                                               ----------

NET ASSETS
         (Equivalent to $9.42 per share on 128,604 shares of
         Capital Stock outstanding - 100 million shares authorized)            $1,211,150
                                                                               ==========

SUMMARY OF SHAREHOLDERS' EQUITY
         Paid-in capital                                                       $1,187,217
         Undistributed net investment income                                          446
         Undistributed net capital gains                                               37
         Unrealized appreciation of investments                                    23,450
                                                                               ----------
         Net assets at December 31, 1996                                       $1,211,150
                                                                               ==========

Maximum offering price per share ($9.42/95.25%):                               $     9.89
                                                                               ----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996

INVESTMENT INCOME
     Dividends                                                              $  8,539
     Interest                                                                 52,512
                                                                            --------
         Total Income                                                         61,051
                                                                            --------

EXPENSES
     Investment Advisory Fees                                                  8,719
     Fund Accounting Fees                                                     16,926
     Transfer Agent Expense                                                   17,368
     Legal Expense                                                             3,404
     Amortization Expense                                                     11,131
     Registration Fees                                                         5,646
     Printing                                                                  3,488
     Audit Fees                                                                  683
     Custody Fees                                                              6,479
     Director Fees/Meetings                                                      811
     Distribution Fees (Note 3)                                                2,517
     Other Expense                                                             2,327
                                                                            --------
         Total Expenses, before reimbursements                                79,499
     Less Fees Waived and Expenses Reimbursed (Note 3)                       (59,323)
                                                                            --------
         Net Expenses                                                         20,176
                                                                            --------
     NET INVESTMENT INCOME                                                                       $  40,875
                                                                                                 =========
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized gain on investments
         Proceeds from sales of investment securities (excluding
              short-term investments with maturities 60 days or less)       $765,449
         Cost of investment securities sold                                  757,251
                                                                            --------
              Net realized gain on investments                                                       8,198
     Net unrealized appreciation (depreciation) of investments
         Beginning of year                                                  $ 51,896
         End of year                                                          23,450
                                                                            --------
              Net unrealized depreciation of investments                                          (28,446)
                                                                                                  --------
     Net realized and unrealized loss on investments                                              (20,248)
                                                                                                 =========

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $  20,627
                                                                                                 =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     For the year ended   For the year ended
                                                                      December 31, 1996    December 31, 1995

INCREASE IN NET ASSETS
     FROM OPERATIONS
     Net investment income                                                  $    40,875         $    34,136
     Net realized gain on investments                                             8,198               8,147
     Net unrealized appreciation (depreciation) of investments                  (28,446)             55,627
                                                                            -------------------------------
     Increase in net assets resulting from operations                            20,627              97,910
                                                                            -------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income                                                      (40,665)            (34,111)
     Net capital gains                                                           (8,205)             (3,016)
                                                                            -------------------------------
     Decrease in net assets resulting from distributions                        (48,870)            (37,127)
                                                                            -------------------------------

     FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold (27,474 and 38,504 shares)                       259,030             360,667
     Proceeds from shares purchased by reinvestment
         of dividends (3,666 and 3,066 shares)                                   34,333              28,918
     Cost of shares repurchased (13,288 and 1,210 shares)                      (125,123)            (11,404)
                                                                            -------------------------------
     Increase in net assets derived from capital share transactions             168,240             378,181
                                                                            -------------------------------
     Increase in net assets                                                     139,997             438,964

NET ASSETS
     BEGINNING OF YEAR
     (includes undistributed net investment income of $236 and $211)          1,071,153             632,189
                                                                            -------------------------------
     END OF YEAR
     (includes undistributed net investment income of $446 and $236)        $ 1,211,150         $ 1,071,153
                                                                            ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

         Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company (the "Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Income Fund seeks to provide current income and secondarily, long-term capital appreciation.

         The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

         B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Income Fund declares and distributes dividends of its net investment income, if any, quarterly. The Board of Directors will determine the amount and timing of such payments.

         D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

         E. ORGANIZATIONAL COSTS. Costs incurred by the Income Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period in accordance with the Expense Limitation Agreement for each of the Funds.

         F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

         The Company and Income Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Income Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreements") with MMG Money Management Group, Inc. (the "Adviser"). The Investment Manager is solely responsible for the payment of fees to the Adviser.

         In accordance with its expense limitation agreements ("Expense Limitation Agreements") with the Company, on behalf of each Fund, the Investment Manager is required to reduce its investment management fee in any fiscal year in which all Fund Operating Expenses exceed the lowest applicable limit actually enforced by any state, and to reimburse the Income Fund for any additional expenses that exceed such limit. In addition, from time to time, the Investment Manager and the Adviser may voluntarily waive their management and sub-advisory fees, respectively, and/or absorb certain expenses for the Income Fund. In October 1996, the National Securities Market Improvement Act eliminated state expense limitations for mutual funds. Accordingly, the Investment Manager will determine in the future the level and extent of expense limitations, fee waivers, and reimbursements at its discretion.

         Pursuant to the Expense Limitation Agreements, the voluntary waiver of fees and the assumption of expenses by the Investment Manager and the Adviser, the following amounts were waived or reimbursed for the year ended December 31, 1996 for the Income Fund, $8,176 of management and sub-advisory fees were waived and $51,147 was reimbursed by the Investment Manager.

         Fund Operating Expenses may not fall below the expense limitation level established for subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed under the Expense Limitation Agreement, as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. As of December 31, 1996, the cumulative amounts unrecouped by the Investment Manager since commencement of operations is $223,006.

         For the year ended December 31, 1996, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $925 of commissions on sales of capital stock of the Income Fund, after deducting $4,516 allowed to authorized distributors as commissions. PGFD is a wholly-owned subsidiary of the Investment Manager.

         The Company and Income Fund have entered into an agreement with Pacific Global Investor Services, Inc., ("PGIS") to provide fund accounting services at the monthly fee of 3 basis points for the first million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at the monthly fee based on the number of accounts or a minimum of $1,250. The Investment Manager has assumed all payments of these services, including any amounts payable at December 31, 1996. PGIS is a wholly-owned subsidiary of the Investment Manager.

         The Fund has adopted a plan of distribution, whereby the Income Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year ended December 31, 1996, $2,517 was accrued or paid.

NOTE 4.  PURCHASE AND SALES OF SECURITIES

         For the year ended December 31, 1996, the Income Fund had purchases of securities, other than short-term investments of $760,464. The cost of securities held is the same for Federal income tax and financial reporting purposes.

         Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $38,667 and $15,217 respectively. Net unrealized appreciation for tax purposes is $23,450.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)

                                                                                                                For the Period
                                                                 For the Year Ended December 31             February 8, 1993(3)
                                                             1996             1995               1994     to December 31, 1993
                                                         --------------------------------------------     --------------------
PER SHARE OPERATING PERFORMANCE
     Net Asset Value, Beginning of Year                  $   9.67          $   8.98          $   9.06                 $   9.00
                                                         --------------------------------------------                 --------
     Income from Investment Operations:
         Investment Income                                   0.47              0.45              0.28                     0.15
         Expenses                                           (0.12)            (0.14)            (0.12)                   (0.09)
                                                         --------------------------------------------                 --------
         Net Investment Income                               0.35              0.31              0.16                     0.06

     Net realized and unrealized gain (loss) on
     securities                                             (0.19)             0.72             (0.07)                    0.04
                                                         --------------------------------------------                 --------
     Total from Investment Operations                        0.16              1.03              0.09                     0.10

     Less Distributions
         Distributions from net investment income           (0.35)            (0.31)            (0.17)                   (0.04)
         Distributions from net capital gains               (0.06)            (0.03)             0.00                     0.00

     Net Asset Value, End of Year                        $   9.42          $   9.67          $   8.98                 $   9.06
                                                         ============================================                 ========
TOTAL INVESTMENT RETURN(4)                                  1.78%            11.98%             0.99%                    1.21%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (000)                       $  1,211          $  1,071          $    632                 $    135
     Ratio of Expenses to Average Net Assets(1)             1.85%             1.86%             1.75%                    1.68%(2)
     Ratio of Net Investment
         Income to Average Net Assets                       3.75%             4.06%             2.17%                    0.79%(2)
     Portfolio Turnover Ratio                              28.23%            33.40%            37.12%                    0.00%(2)
     Average Commission Per Share
         Paid on Equity Transactions                     $ 0.1347          $ 0.1472                --                       --

1. Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Income Fund would have been 7.29%, 8.25%, 12.73%, and 70.32%, for the years 1996 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (1.69%), (2.32%), (8.80%), and (67.90%), for the years 1996 through 1993 respectively.
2.  Annualized.
3.  Commencement of Operations.
4. The Fund's maximum sales charge is not included in the total return computation.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         REPORT OF INDEPENDENT AUDITORS



BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pacific Advisors Fund Inc. Income Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, and 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pacific Advisors Fund Inc. Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, and 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.



ERNST & YOUNG LLP

Los Angeles, California
January 29, 1997

                       This page intentionally left blank

                           PACIFIC ADVISORS FUND INC.



DIRECTORS
     GEORGE A. HENNING, CHAIRMAN
     VICTORIA L. BREEN
     THOMAS M. BRINKER
     KATHLEEN M. FISHKIN
     L. MICHAEL HALLER III
     SIEGFRED S. KAGAWA
     TAKASHI MAKINODAN, PH.D.
     GERALD E. MILLER
     LOUISE K. TAYLOR

OFFICERS
     GEORGE A. HENNING, PRESIDENT
     THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
     VICTORIA L. BREEN, ASSISTANT SECRETARY
     PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
     PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

ADVISER
     MMG MONEY MANAGEMENT, INC.
     2700 NORTH CENTRAL AVENUE, SUITE 310
     PHOENIX, ARIZONA 85004

TRANSFER AGENT AND ADMINISTRATOR
     PACIFIC GLOBAL INVESTOR SERVICES, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
     PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206
     (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.